UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 28, 2004

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

           Delaware                                   58-2572419
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                           (404) 321-7910 Registrant's telephone number,
                      including area code
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Item 12. Other Events and Regulation FD Disclosure

On July 28, 2004, registrant issued a press release titled, "Marine Products Corporation Reports Second Quarter Results" that announced the results of the second quarter ended June 30, 2004.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99 - Press release dated July 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Marine Products Corporation.

Date: July 28, 2004                        /s/ BEN M. PALMER
                                           -------------------------------------
                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer